UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2016

WESTERN REFINING LOGISTICS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-36114	46-3205923
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

123 West Mills Avenue, Suite 200

El Paso, Texas 79901

(Address of principal executive offices and zip code)

(915) 534-1400

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 1, 2016, Western Refining Logistics, LP (the “Partnership”) announced the following changes in senior management of Western Refining Logistics GP, LLC (the “Company”), the general partner of the Partnership, contingent upon the closing of the previously announced transaction by Western Refining, Inc. (“Western”) to acquire Northern Tier Energy LP (“NTI”):

•	Karen B. Davis will serve as Executive Vice President, Chief Financial Officer and principal accounting officer of the Company effective August 15, 2016.

•	Gary R. Dalke, the Company’s current Interim Chief Financial Officer, and William R. Jewell, the Company’s current Chief Accounting Officer, will leave these positions effective August 15, 2016, but are expected to continue to work with the Company in a consulting capacity for the following year.

Karen B. Davis, age 59, has served as the Executive Vice President of NTI’s general partner and its subsidiaries since February 2015 and held the additional title of CFO of the entities since March 2015. Previously, Ms. Davis served as the Chief Financial Officer of the Company from December 2014 through February 2015. Ms. Davis also served as the Vice President - Director of Investor Relations of the Company from December 2014 through February 2015. Previously, Ms. Davis served as the Chief Accounting Officer of PBF Energy Inc., an independent crude oil refiner, from February 2011 to November 2014, and of PBF Logistics GP LLC the general partner of PBF Logistics LP, a master limited partnership, from its inception in February 2013 until November 2014.

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking” statements. Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. These forward-looking statements include statements about, among other things the anticipated closing of a transaction by Western to acquire NTI, the appointment of an officer of the Company, the retirement of certain officers of the Company, and the continuation of employment of retiring officers of the Company for a period of time. The Partnership cannot, and does not, give any assurance that expectations about future events will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. These risks and uncertainties include the risks that the proposed transaction may not be consummated. These and other risks and uncertainties are discussed in more detail in filings made by the Partnership with the SEC, which are available to the public. All forward-looking statements are only as of the date made and the Partnership does not undertake (and expressly disclaims) any obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN REFINING LOGISTICS, LP

By:	Western Refining Logistics GP, LLC, its general partner

By:	/s/ Gary R. Dalke
Name:	Gary R. Dalke
Title:	Executive Vice President and Interim Chief Financial Officer

Dated: June 1, 2016